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                                                                    Exhibit 10.2

                                  [UTEK LOGO]

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of March__, 2003, by and among UTEK Corporation, a Delaware corporation (the "Company"), and ___________, ("________").

      This Agreement is made in connection with the purchase of ________ shares of the common stock of the Company, par value $.01 per share ("Common Stock"), by _________ from the Company (such stock purchase is referred to herein as the "Investment"). In order to induce __________ to make the Investment, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Investment.

      In consideration of the foregoing, the parties hereby agree as follows:

      SECTION 1.  DEFINITIONS.

      As used in this Agreement, the following terms shall have the following meanings:

      "Advice" shall have the meaning set forth in Section 3.

      "Affiliate" means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such specified Person.

      "Business Day" means any day other than a day on which banks are authorized or required to be closed in the State of Florida.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means the common stock, par value $.01 per share, of the Company.

      "Company" shall have the meaning set forth in the preamble and shall include the Company's successors by merger, acquisition, reorganization or otherwise.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules an regulations of the Commission promulgated thereunder.

      "Inspectors" shall have the meaning set forth in Section 3(k).

      "NASD" shall have the meaning set forth in Section 3(o).


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      "NASDAQ" shall have the meaning set forth in Section 3(m).

      "Objection Notice" shall have the meaning set forth in Section 3(a).

      "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or other agency or political subdivision thereof.

      "Piggy-Back Registration" shall have the meaning set forth in Section
2(a).

      "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

      "Records" shall have the meaning set forth in Section 3(k).

      "Registrable Shares" means the Shares; provided, however, that any Shares shall cease to be Registrable Shares when (i) a Registration Statement covering such Registrable Shares has been declared effective and such Registrable Shares have been disposed of pursuant to such effective Registration Statement or (ii) such Registrable Shares become saleable pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act.

      "Registration Expenses" shall have the meaning set forth in Section 4.

      "Registration Statement" means any registration statement of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement (including any Shelf Registration Statement), and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      "Shares" means (i) the ________ shares of Common Stock purchased by ________ from the Company on the date hereof.

      "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

      "Shelf Registration Statement" shall have the meaning set forth in Section 2(a).

      "Suspension Notice" has the meaning set forth in Section 3.



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      "Suspension Period" has the meaning set forth in Section 3.

      SECTION 2. PIGGY-BACK REGISTRATION.

            (a) Request for Registration. Each time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders of any class of equity security (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that is adopted by the Commission) or (ii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company, so long as ________ holds any Registrable Shares, shall give written notice of such proposed filing to ________ as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer ________ the opportunity to register such number of Registrable Shares as he may request (which request shall specify the Registrable Shares intended to be disposed of by him and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its commercially reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Shares requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Shares in accordance with the intended method of distribution thereof. ________ shall have the right to withdraw his request for inclusion of their Registrable Shares in any registration statement pursuant to this Section 2 by giving written notice to the Company of such withdrawal. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective, provided that the Company shall give immediate notice of such withdrawal to _________ if he has requested Registrable Shares be included in such Piggy-Back Registration.

            (b) Reduction of Offering. In connection with an underwritten offering where Piggy-Back Registration has been requested as provided in Section 2(a), the Company shall use its commercially reasonable best efforts to cause all Registrable Shares requested to be included in such Piggy-Back Registration to be included as provided in Section 2(a). If the managing underwriter or underwriters of any such underwritten offering have informed, in writing, the securityholders requesting inclusion of their shares in such offering that it is the underwriter's opinion that the total number of shares which the Company, holders of the Company's shares and any other Persons participating in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares to be offered for the account of all Persons participating in such registration other than pursuant to demand registration rights shall be reduced or limited (to zero if necessary) pro rata in proportion to the respective number of shares requested to be registered by such Persons to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriter or underwriters.

      SECTION 3.  REGISTRATION PROCEDURES.

      In connection with the obligations of the Company to cause the registration of any Registrable


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Shares pursuant to the terms and conditions of this Agreement:

            (a) Any Registration Statement filed by the Company under which it has an obligation hereunder to register shares of ________'s Registrable Shares shall be prepared and filed with the Commission on the appropriate form under the Securities Act, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith. At least ten Business Days prior to filing such a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company shall furnish to ________, if he requests that some or all of his Registrable Shares be registered in such Registration Statement, ________'s Counsel and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of _______'s Counsel and the underwriters, if any, and the Company will not, unless required by law, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which ________ or the underwriters with respect to such Shares, if any, shall reasonably object; provided, however, that any such objection to the filing of any Registration Statement or amendment thereto or any Prospectus or supplement thereto shall be made by written notice (the "Objection Notice") delivered to the Company no later than ten Business Days after ________ receives draft copies of the documents that the Company proposes to file. The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Company shall have five Business Days after receipt of the Objection Notice to correct such deficiencies to the reasonable satisfaction of ________, and will notify ________ of any stop order issued or threatened by the Commission in connection therewith and shall use its commercially reasonable best efforts to prevent the entry of such stop order or to remove it if entered at the earliest possible moment.

            (b) The Company shall promptly prepare and file with the Commission such amendments to the Registration Statement as may be necessary, shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all of ________'s Registrable Shares covered by such Registration Statement during the period the Company determines to keep such Registration Statement in effect.

            (c) The Company shall promptly furnish to ________ and the underwriters, if any, without charge, such number of conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as ________ or underwriter may request in order to facilitate the public sale or other disposition of the Registrable Shares being sold by ________.

            (d) The Company shall, on or prior to the date on which a Registration Statement


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      is declared effective, (i) use its commercially reasonable best efforts to register or qualify the Registrable Shares covered by such Registration Statement under the securities or "blue sky" laws of each of the fifty states of the United States; (ii) do any and all other acts and things which may be necessary or advisable to enable ________ to consummate the disposition of his Registrable Shares; and (iii) use its commercially reasonable best efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Shares; provided, however, that the Company shall not be required (x) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or
      (y) to file any general consent to service of process.

            (e) The Company shall use its commercially reasonable best efforts to cause the Registrable Shares covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable ________ to consummate the disposition of his Registrable Shares.

            (f) The Company shall promptly notify ________, ________'s Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Shares covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, and (vi) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; and, if the Company determines that the Registration Statement should remain in effect, as promptly as practicable thereafter prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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            (g) The Company shall, if requested by the managing underwriter or underwriters, if any, or ________'s Counsel, promptly incorporate in a Prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters requests, or ________'s Counsel requests, to be included therein, including, without limitation, with respect to the Registrable Shares being sold by ________ to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment.

            (h) The Company shall, as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), deliver a copy of each such document to ________ and to ________'s Counsel.

            (i) The Company shall cooperate with ________ and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold by ________ under a Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or ________ may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.

            (j) The Company shall enter into such customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as ________ or the underwriters retained by ________ participating in an underwritten public offering, if any, may request in order to expedite or facilitate the disposition of ________'s Registrable Shares.

            (k) The Company shall promptly make available to ________, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by ________ or such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement.

            (l) The Company shall furnish to ________ and to each underwriter, if any, a signed counterpart, addressed to ________ or such underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as ________ or the


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      managing underwriter therefor reasonably requests.

            (m) The Company shall use its commercially reasonable best efforts to cause the Registrable Shares included in a Registration Statement to be
      (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or (ii) authorized to be quoted and/or listed, as applicable, on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") if the Registrable Shares so qualify.

            (n) The Company shall provide a CUSIP number for all Registrable Shares covered by a Registration Statement not later than the effective date of such Registration Statement.

            (o) The Company shall cooperate with ________ and each underwriter participating in the disposition of Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD").

            (p) The Company shall appoint a transfer agent and registrar for all Registrable Shares covered by a Registration Statement not later than the effective date of such Registration Statement.

      In the case of a Shelf Registration Statement, ________, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 3(f)(vi), shall forthwith discontinue disposition of the Registrable Shares pursuant to the Shelf Registration Statement covering such Registrable Shares until his receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, ________ will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in ________'s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

      SECTION 4. REGISTRATION EXPENSES. Any and all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all Commission and securities exchange, NASDAQ or NASD registration and filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all expenses for word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, the fees and expenses incurred in connection with the listing of the Registrable Shares, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses


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of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letter requested pursuant to Section 3(l), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, but excluding the fees of ________'s counsel and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of ________'s Registrable Shares (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not the Piggy-Back Registration to which such expenses relate becomes effective.

      SECTION 5. INDEMNIFICATION AND CONTRIBUTION.

            (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, ________ from and against all losses, claims, damages, liabilities and expenses (including without limitation any legal or other fees and expenses incurred by him in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Damages") to which ________ may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission based upon information relating to ________ furnished in writing to the Company by him expressly for use therein; provided, however, that the Company shall not be liable to ________ under this Section 5(a) to the extent that any such Damages were caused by the fact that ________ sold Registrable Shares to a Person as to whom it shall be established that there was not sent or given, or deemed sent or given pursuant to Rule 153 under the Securities Act, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if, (i) the Company has previously furnished copies of such amended or supplemented Prospectus to ________ and (ii) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was corrected in such amended or supplemented Prospectus. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of ________ except with respect to information provided by the underwriter specifically for inclusion therein.

            (b) Indemnification by ________. ________ agrees to indemnify and hold harmless the Company, its directors, officers and each Person, if any, who controls the Company


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within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to ________, but only with reference to information relating to ________ furnished to the Company in writing by ________ expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that ________ shall not be obligated to provide such indemnity to the extent that such Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information provided in writing by ________ to the Company expressly for such purpose. In no event shall the liability of ________ hereunder be greater in amount than the amount of the proceeds received by him upon the sale of the Registrable Shares giving rise to such indemnification obligation.

            (c) Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure of an indemnified party to notify an indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability (i) which it may have pursuant to this Agreement if the indemnifying party is not substantially prejudiced by the failure to notify or (ii) which it may have otherwise than pursuant to this Agreement. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(B) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties or (C) (I) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and any indemnifying party or an Affiliate of such indemnified party or parties or of any indemnifying party, (II) there may be one or more defenses available to such indemnified party or parties or such Affiliate of such indemnified party or parties that are different from or additional to those available to any indemnifying party or such Affiliate of any indemnifying party and (III) such indemnified party or parties shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified party or parties or such Affiliate of such indemnified party or parties and any indemnifying party or such Affiliate of any indemnifying party, in which case, if such indemnified party or parties notifies the indemnifying party or parties in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties.


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The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party or parties from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) Contribution. To the extent that the indemnification provided for in paragraph (a) or (b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and ________ on the other hand from the offering of such Registrable Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and ________ on the other hand in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of ________ on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by ________ and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      Notwithstanding the provisions of this Section 5(d), ________ shall not be required to contribute any amount in excess of the amount by which the total price at which his Registrable Shares were offered to the public (less any underwriting discounts and commissions) exceeds the amount of any damages which ________ has otherwise been required to pay by reason of such untrue statement or omission.

      If indemnification is available under paragraph (a) or (b) of this Section 5, the indemnifying party shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5(d).

      The Company and ________ agree that it would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the Damages referred to in this Section 5 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who


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was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      SECTION 6. RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of ________, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such further action as ________ may request, all to the extent required from time to time to enable ________ to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of ________, the Company will deliver to him a written statement as to whether it has complied with such requirements.

      SECTION 7.  MISCELLANEOUS.

            (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of
________.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier, registered or certified mail (return receipt requested), postage prepaid or by a nationally recognized overnight courier, postage prepaid, to the parties at their respective addresses set forth below (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof).

                  If to the Company:

                                    UTEK Corporation
                                    202 South Wheeler Street
                                    Plant City FL 33563
                                    Attention:  Sam Reiber, Esquire
                                    Telecopy No.:  (813) 754-2383

                  With a copy to:


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
                                    Gregory C. Yadley, Esquire
                                    Shumaker, Loop & Kendrick
                                    101 East Kennedy Boulevard
                                    Suite 2800
                                    Tampa, Florida  33602
                                    Telecopy No.:  (813) 229-1660

                  If to ________:




      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; by confirmed receipt of transmission, if telecopied; and on the next Business Day if timely delivered to a courier guaranteeing overnight delivery.

            (c) Successors and Assigns. This Agreement shall be binding upon the successors of the Company. ________ may not assign any of his rights hereunder without the express written consent of the Company.

            (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of State of Florida without regard to principles of conflicts of law.

            (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of ________ shall be enforceable to the fullest extent permitted by law.

            (g) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (h) Further Assurances . Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

            (i) Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that remedies at law for violations hereof (including monetary damages) are inadequate and that the right to object in any action for specific performance or injunctive relief hereunder on the basis that a remedy at law would be adequate is waived.

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                          Next page is signature page.]


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    UTEK CORPORATION


                                    ________________________
                                    Clifford M. Gross, Ph.D.
                                    Title: CEO



                                    ________________________



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